Restructuring Reversals (Charges)	9 Months Ended
Sep. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring Charges
During the three and nine months ended September 30, 2020, the Company recorded restructuring charges of $2.1 million and $9.1 million, respectively. The restructuring charges primarily related to the cessation of production of the Petrojarl Banff FPSO unit in June 2020, and the restructuring of the Company's tanker services and operations. In addition, the restructuring charges for the nine months ended September 30, 2020 also related to severance costs resulting from the termination of the management contract for an FSO unit based in Australia (the severance costs were fully recoverable from the customer and the recovery was presented in revenue), and severance costs resulting from the reorganization and realignment of resources of the Company's shared service function of which a portion of the costs were recovered from the customer, Altera (see Note 4), and the recovery was presented in revenue.

During the three and nine months ended September 30, 2019, the Company recorded restructuring charges of $0.4 million and $10.4 million. The restructuring charges primarily related to severance costs resulting from the termination of certain management contracts in Teekay Parent of which the costs were fully recovered from the customer and the recovery was presented in revenue, as well as from the termination of the charter contract for the Toledo Spirit Suezmax tanker in Teekay LNG upon the sale of the vessel in January 2019.

At September 30, 2020 and December 31, 2019, $7.8 million and $0.8 million, respectively, of restructuring liabilities were recorded in accrued liabilities and other on the unaudited consolidated balance sheets.